UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Harpoon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
HARPOON THERAPEUTICS, INC.
2021 Annual Meeting
Vote by May 3, 2021
11:59 PM ET
HARPOON THERAPEUTICS, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735
D36130-P50084
You invested in HARPOON THERAPEUTICS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2021 at 9:00 a.m. Pacific Time.
Get informed before you vote
View the Notice and Proxy Statement and the Annual Report on Form 10-K are available online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.
For complete information and to vote, visit www.ProxyVote.com
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Vote Virtually at the Meeting*
May 4, 2021
9:00 a.m. Pacific Time
Virtually at: www.virtualshareholdermeeting.com/HARP2021
*Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.    Please check the meeting materials for any special requirements for meeting attendance.
V1
Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
1a. Jonathan Drachman, M.D. 1b. Joseph Bailes, M.D. 1c. Ron Hunt
2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.
For For For For
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D36131-P50084